Exhibit 99.1

STEPSTONE GROUP SIGNIFICANTLY BOLSTERS ITS

VENTURE CAPITAL AND GROWTH EQUITY PLATFORM

Signs Definitive Agreement to Acquire Greenspring Associates,

a Leading Venture Capital and Growth Equity Specialist

With More than $17 Billion in Assets under Management,

Enhancing StepStone’s Private Markets Capabilities

StepStone to Host Conference Call at 8:30 AM Eastern Time

NEW YORK, NY and BALTIMORE, MD, July 7, 2021 – StepStone Group Inc. (Nasdaq: STEP), a global private markets investment firm, and Greenspring Associates, a leading venture capital and growth equity platform, today announced an agreement in which StepStone will acquire Greenspring and certain of its related entities. The transaction is expected to close by the end of the year, subject to customary closing conditions, including regulatory approvals and receipt of requisite fund investor consents.

The combined team of over 70 venture capital and growth equity focused investment professionals working across the United States, Europe and Asia, would manage approximately $22 billion of venture capital and growth equity assets, if measured as of March 31, 2021. The combination would expand StepStone’s broader private equity team to over 130 investment professionals, who would manage $60 billion of assets under management, inclusive of venture capital and growth equity, and $171 billion of assets under advisement, if measured as of March 31, 2021. This transaction is part of the continued growth of StepStone’s private markets capabilities across asset classes and geographies.

Greenspring is one of the largest venture capital and growth equity specialists with more than $17 billion of assets under management and $9 billion of fee-earning assets under management, as of March 31, 2021. The company was founded in 2000 and is based in Baltimore, with offices in London, Palo Alto, Beijing and Miami. Greenspring’s mission is to serve as a value-added, lifecycle partner for fund managers and entrepreneurs on both a primary and secondary basis across diversified, direct, secondary and bespoke venture strategies for a varied group of institutions and high net worth individuals.

“StepStone is thrilled to add Greenspring, a company and talented management team we have long admired, to our private markets platform. Joining forces with Greenspring allows StepStone to scale our venture capital and growth equity capabilities, further broadening the menu of private equity solutions as we seek to build the highest quality portfolios for our clients,” said Scott Hart, StepStone’s Co-CEO. “We are pleased to welcome Greenspring Founder and Managing General Partner Ashton Newhall, Managing General Partner Jim Lim, and the entire Greenspring team as the newest members of the StepStone team. We believe that the Greenspring team has built the best venture capital and growth equity platform within private markets. Just as important, they promote a culture of trust and integrity that directly aligns with our values.”

“We are incredibly excited to have the opportunity to provide unprecedented coverage of the global innovation economy in partnership with StepStone, whose platform, values and approach to primary fund, secondary and direct investments align strategically, philosophically and culturally with our own,” said Mr. Newhall. “As private markets have matured and companies remain private longer, venture capital and growth equity are increasingly essential ingredients for any private markets program. Our combined global reach, private markets expertise, robust data insights and suite of shared services will benefit our clients, fund managers, entrepreneurs and other stakeholders across both firms.”

Advisors

J.P. Morgan Securities LLC served as exclusive financial advisor and Gibson, Dunn & Crutcher LLP acted as legal advisor to StepStone.

Morgan Stanley & Co. LLC served as exclusive financial advisor and Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP and Proskauer Rose LLP each acted as legal advisor to Greenspring.

StepStone issued a presentation to summarize this transaction, which can be accessed by clicking here.

Webcast and Greenspring Transaction Conference Call

StepStone management will host a webcast and conference call on Wednesday, July 7, 2021, at 8:30 am ET to discuss the Greenspring transaction. The conference call and related presentation materials will also be made available in the Shareholders section of StepStone’s website at https://shareholders.stepstonegroup.com/. To listen to a live broadcast, go to the site at least 15 minutes prior to the scheduled start time in order to register.

The conference call can be accessed by dialing 1-877-407-0784 (United States) or 1-201-689-8560 (international).

A replay of the call and the presentation materials will also be available on StepStone’s website approximately two hours after the live call through July 21, 2021. To access the replay, dial 1-844-512-2921 (United States) or 1-412-317-6671 (international). The replay PIN is 13721050. The replay can also be accessed on the Shareholders section of StepStone’s website at https://shareholders.stepstonegroup.com.

About StepStone

StepStone Group Inc. (Nasdaq: STEP) is a global private markets investment firm focused on providing customized investment solutions and advisory and data services to its clients. As of March 31, 2021, StepStone oversaw approximately $427 billion of private markets allocations, including $86 billion of assets under management. StepStone’s clients include some of the world’s largest public and private defined benefit and defined contribution pension funds, sovereign wealth funds and insurance companies, as well as prominent endowments, foundations, family offices and private wealth clients, which include high-net-worth and mass affluent individuals. StepStone partners with its clients to develop and build private markets portfolios designed to meet their specific objectives across the private equity, infrastructure, private debt and real estate asset classes.

About Greenspring Associates

Greenspring Associates was founded in 2000 to focus solely on venture capital investments. Through a comprehensive platform, the firm serves as a value-added lifecycle partner for fund managers and entrepreneurs, investing across multiple stages, sectors and geographies. Greenspring Associates currently manages more than $17 billion in assets under management across a variety of specialized venture strategies on behalf of a diverse group of global investors. For more information on Greenspring Associates, please visit its website at www.greenspringassociates.com.

Cautionary Language Regarding Forward-Looking Statements

Certain statements in this release constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking. Words such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “future,” “intend,” “may,” “plan” and “will” and similar expressions identify forward-looking statements. Forward-looking statements reflect current plans, estimates and expectations. These statements are not guarantees of future performance, condition or results. The inclusion of any forward-looking information in this release should not be regarded as a representation that the future plans, estimates or expectations contemplated will be achieved. Forward-looking statements are subject to assumptions and to known and unknown risks and uncertainties, including with respect to whether or when the acquisition will be consummated, whether Greenspring will be effectively integrated into StepStone’s existing operations and whether the acquisition will achieve the benefits StepStone and Greenspring expect.

Important factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, the possibility that regulatory or other approvals and conditions to the acquisition are not received or satisfied on a timely basis or at all, or contain unanticipated terms or conditions; delays in closing the acquisition; difficulties, delays or unanticipated costs in integrating Greenspring’s operations; purchase price adjustments; unexpected costs resulting from the acquisition; delays or other disruptions associated with the acquisition or integration of Greenspring personnel; global and domestic market and business conditions; successful execution of business and growth strategies; and regulatory factors relevant to our business, as well as assumptions relating to our and Greenspring’s operations, financial results, financial condition, business prospects, growth strategy and liquidity and the risks and uncertainties described in StepStone’s Annual Report on Form 10-K filed with the SEC on June 23, 2021, as such factors may be updated from time to time. StepStone undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

Contacts

StepStone Shareholder Relations:

shareholders@stepstonegroup.com

1-212-351-6106

Media:

Brian Ruby and Chris Gillick, ICR

StepStonePR@icrinc.com

1-203-682-8268